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                                                                    Exhibit 23.1






                         Consent of Independent Auditors




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-84574) pertaining to the 2000 Stock Option Plan of NCO Portfolio Management, Inc. of our report dated January 31, 2003, with respect to the consolidated financial statements of NCO Portfolio Management, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.




                                                           /s/ Ernst & Young LLP

Philadelphia, PA
March 13, 2003